Connecticut Water Service, Inc. 2016 Annual Meeting of Shareholders May 13, 2016

Connecticut Water Service, Inc. Carol P. Wallace Lead Director

CTWS Shareholders 3 • Registered shares held in 49 states! • Canada • Australia • Japan • New Zealand Information provided by Broadridge Corporate Solutions, Inc.

CTWS Shareholders 4 • 59% Retail • Typical Shareholder - 502 shares – 44% own 50 to 500 shares – 22% own more than 500 shares Information provided by Broadridge Corporate Solutions, Inc.

2015 CTWS Board Focus Delivering Value for Shareholders! • Growth & Executive Compensation • New Director On-Boarding • Enterprise Risk Management • Director Education • Succession Planning Welcome Shareholder Contact and Feedback! 5

Arthur C. “Duke” Reeds • Director since 1999 – 17 Years of Service! • Chair –Finance & Investments Committee – Guiding Corporate Financings – Stewardship of Pension & 401K assets – Vetting Mergers & Acquisitions – Successful Equity Offering in 2012 • Exemplar of Integrity & Respect! 6

Connecticut Water Service, Inc. Eric W. Thornburg President & CEO

Forward Looking Statements Except for the historical statements and discussions, some statements contained in this presentation constitute “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward looking statements are based on current expectations and rely on a number of assumptions concerning future events, and are subject to a number of uncertainties and other factors, many of which are outside our control, that could cause actual results to differ materially from such statements. These forward-looking statements speak only as of the date of this presentation. Connecticut Water does not assume any obligation to update or revise any forward-looking statement made in this presentation or that may, from time to time, be made by or on behalf of the Company. Neither this presentation nor any verbal communication shall constitute an invitation or inducement to any person to subscribe for or otherwise acquire any Connecticut Water securities. For further information regarding risks and uncertainties associated with Connecticut Water’s business, please refer to Connecticut Water’s annual, quarterly and periodic SEC filings which can be found on the investor relations page of the company’s website www.ctwater.com and at www.sec.gov.

Water, the basic ingredient of Life…

Who we are… Our Mission… Passionate employees delivering life sustaining, high quality water service to families and communities while providing a fair return to our shareholders Our Vision… To serve our customers, shareholders and employees at world class levels 10

Our Values… • Honesty • Trust • Respect • Service • Teamwork • Positive Attitude • Straight Talk

A Proud Heritage… • Serving families and communities since 1849 • Founded in 1956 • Serving 400,000 people • 77 cities/towns • 265 Employees

Company Strategy Shareholders Environment Customers Employees

Delivering Growth • Heritage Village Water Company – Acquisition announced Tuesday, May 10th – 4,700 Water Customers – 3,000 Waste Water Customers – Serving in Southbury, Middlebury & Oxford – Enterprise Value $20.5 Million – Q4 Close 14

Delivering Growth • Industry leading acquisitions since 2012-15 – 32,000 customers, – 35% growth through acquisitions • UConn/Mansfield Source of Supply – Pipeline nearing completion • WICA/WISC – 98 Miles of Pipe replaced! 15

Delivering for Customers • “Award Winning” Customer Protection Program – NAWC Management Innovation Award – 2016 “Stevie” Award for Excellence – CCIA Community Service Award • Connecticut Dispatch Center • Maine Customer Satisfaction - 94.9%! • Connecticut CSI – 90.% 16

Delivering for Employees • Employee 2020 – Safety & Security! – Succession Planning & Development! • Great New Talent! • A Day of Service! 17

Delivering for the Environment • Reductions: – 25% Fleet miles driven – 160,000 Kilowatts – 180,000 Lbs. GHG emissions • Watershed Clean-ups • Water Conservation Program 18

Delivering for Shareholders • Record Earnings • Total Shareholder Value Added • COST Team - $763,000 in Savings • Cyber Security &Enterprise Risk Management 19

Delivering for Shareholders! 20

Connecticut Water Service, Inc. David C. Benoit Senior Vice President, CFO & Treasurer

2015 Financial Highlights  CTWS Record Net Income & EPS – $22.8 Million Net Income – 5 Year CAGR 18% – $2.07 EPS – 5 Year CAGR 13% • Maine Water Company – Contributed $3.9 million to Net Income – 51% increase from 2014 – Significant Rate Relief – Biddeford Division • Investor Relations Efforts – Traveled throughout U.S. telling our story – Attracted institutional positions – Added to U.S. Broad Dividend Achievers Index

Utility Operating Margin Efficiency Measure 16.0% 22.5% 22.8% 22.0% 22.0% 23.6% 24.4% 25.0% 27.7% 28.6% 5% 10% 15% 20% 25% 30% 35% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Utility Operating Income as a percentage of Operating Revenue

Performance 41.3% 22.2% 17.7% 0% 10% 20% 30% 40% 50% 1 year 3 year 5 year Average Annual 1, 3 & 5-Year Total Shareholder Return @ 5/10/16

1st Quarter EPS - 2016 vs. 2015 $0.25 $0.25 $0.04 $0.03 2016 2015 Water Activities Services & Rentals $0.29 $0.28

Stable & Growing Dividend • Dividend yield 2.25% as of 5/6/16 • Dividend paid without interruption or reduction for 237 consecutive quarters • Increased dividend payments for 47 consecutive years • 2015 Dividend Payout Ratio = 51% Annual Dividend $0.855 $0.865 $0.88 $0.90 $0.92 $0.94 $0.96 $0.98 $1.01 $1.05 $0.80 $0.90 $1.00 $1.10 $1.20 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

Stable & Growing Dividend Annual Dividend $0.855 $0.865 $0.88 $0.90 $0.92 $0.94 $0.96 $0.98 $1.01 $1.05 $0.75 $0.85 $0.95 $1.05 $1.15 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 • Quarterly Dividend Increase from $0.2675 to $0.2825 on May 13th • 6.2% increase 2016 vs. 2015 • Accelerated Increase to Q2

Stable & Growing Dividend Annual Dividend $0.855 $0.865 $0.88 $0.90 $0.92 $0.94 $0.96 $0.98 $1.01 $1.05 $1.115 $0.75 $0.85 $0.95 $1.05 $1.15 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 • Quarterly Dividend Increase from $0.2675 to $0.2825 on May 13th • 6.2% increase 2016 vs. 2015 • Accelerated Increase to Q2

Additional Information About the Merger and Where to Find It In connection with the proposed acquisition of The Heritage Village Water Company by Connecticut Water Service, Inc. (“CTWS”), CTWS will be filing a registration statement on Form S- 4 with the SEC under the Securities Act of 1933 containing a proxy or information statement of Heritage Village Water Company that also constitutes a prospectus of CTWS (the “Statement/Prospectus”) and other documents regarding the proposed transaction. Before making any voting or investment decisions, we urge investors and security holders to read the Statement/Prospectus (including all amendments and supplements thereto) and other documents filed with the SEC carefully and in their entirety when they become available, because they will contain important information about CTWS, Heritage Village Water Company and the proposed merger. When available, copies of the Statement/Prospectus will be mailed to the shareholders of Heritage Village Water Company. Copies of the Statement/Prospectus may be obtained free of charge at the SEC's web site at www.sec.gov, or by directing a request to CTWS's Corporate Secretary, Kristen A. Johnson, at Connecticut Water Service, Inc., 93 West Main Street, Clinton, Connecticut 06413, or by telephone at 1-800- 428-3985, ext. 3056, or on our website at www.ctwater.com. Copies of other documents filed by CTWS with the SEC may also be obtained free of charge at the SEC's web site or by directing a request to CTWS at the address provided above. CTWS and Heritage Village Water Company and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the approval of the proposed merger. Information regarding CTWS's directors and executive officers and their respective interests in CTWS by security holdings or otherwise is available in its Annual Report on Form 10-K filed with the SEC on March 14, 2016 and its Proxy Statement on Schedule 14A filed with the SEC on March 31, 2016. Certain information regarding Heritage Village Water Company’s directors and executive officers is available in its Annual Report for 2014 filed with the PURA and available at the PURA's website, www.ct.gov/pura. Additional information regarding the interests of such potential participants will be included in the Statement/Prospectus and registration statement, and other relevant materials to be filed with the SEC, when they become available, including in connection with the solicitation of proxies to approve the proposed merger. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

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